INVESTOR PRESENTATION
MAY 2015

CES

EXPERTS IN ENVIRONMENTAL CONTRACTING, REMEDIATION AND COMPLETE DEMOLITION

OTCQB: CESX

Safe Harbor Statement

We have identified forward-looking statements by using words such as "expect," "believe," and "should." Although we believe our expectations are reasonable, our operations involve a number of risks and uncertainties that are beyond our control, and these statements may turn out not to be true. Risk factors associated with our business, including some of the facts set forth herein, are detailed in the Company's Form SEC filings.

Company Overview

CES Synergies, through its subsidiary, Cross Environmental Services (CES), is a **specialty environmental services** company providing quality environmental contracting solutions, demolition and remediation services to commercial and industrial customers as well as federal, state and municipal entities.

Stock Overview

Ticker:	CESX
Market Cap:	$49.3M
Price (5/24/15):	$0.87
5 Day Moving Avg.:	$0.87-$0.95
Shares Outstanding:	46.5M
Estimated Float:	4.7M

Florida State & Local Spending Activity



Florida State & Local Government Spending
$250
$200
$150
$100
$50
$0
$ in Billions
Actual Spending
Estimated Spending
2009
2010
2011
2012
2013
2014
2015
2016

State and Local Infrastructure Spending Expected to Increase; Significant Driver of CES' Business

Source: usgovernmentspending.com

Expanding Revenue Streams

Historical Revenue Stream

Direct to Customer

- RFP oriented
- Direct negotiation with customer

Emerging Revenue Streams

Federal & Government Contracts

- GSA Environmental Schedule Contract. Enables gov't agencies to contract with CES without further procurement activities. United Nations member countries may use the contract.
- IDIQ contracts with several districts of Florida Dept. Of Transportation, turnpike authority, school boards and various counties.

Set-Aside Designation

- CES has strategic agreements with Set-Aside disciplines including: 8(a); Service Connected Disabled Veteran Firms; Economically Disadvantaged Woman Owned Business and Total Small Business

CES

Investment Considerations

Regulated Industry	• EPA's NESHAP (National Emission Standards for Hazardous Air Pollutants) regulations drive demand for CES' services • Company maintains high level of technical compliance • The regulatory expertise, certifications, and high cost of capital needed to operate in the industry pose significant barriers to entry
Regional Leader	• Licensed in 13 states • 3 offices located throughout Florida and 1 office in southeastern Louisiana • One of the largest full-service environmental contracting firms in Florida
Diverse Revenue Streams	• Customer base diversified across federal, state, industrial and commercial sectors • Multiple environmental contracting solutions blending synergistic service disciplines
Attractive Macro Trends	• State and local infrastructure spending is increasing • US Housing starts up significantly over past year • As older buildings come down or are renovated, our services are necessary for a safe transition

CES

Diverse Customer Base

Federal Agencies

- NASA
- US Army Corps of Engineers
- Department of the Navy – United States of America
- U.S. Air Force

State, County, Municipal

- State of Florida Department of Transportation
- Sarasota County Schools
- USF University of South Florida
- OCPS Orange County Public Schools

Industrial

- Publix
- Suffolk
- JBT FoodTech
- Cemex
- Florida Citrus

Commercial

- Jones Lang LaSalle
- Beck
- Ajax Building Corporation
- Kiewit
- Hensel Phelps
- Skanska
- wgi Whitesell-Green Inc
- Hunt Construction Group

Recent Contract Awards

Contract	Awarded	Amount	Project Description
Maryville, Michigan	Q4 2014	$3.5 Mil	Former Detroit Edison Power Plant located on the St. Claire River Scope of Services Included the removal of Asbestos Containing materials plant wide
Corvias Military Housing	Q1 2015	$7.1 Mil	1170 enlisted housing units to have demolition and asbestos abatement.
Name Withheld International Speedway	Q4 2014	Not disclosed	Demolition of existing grandstands subsequent to construction of the new ones. Project scope also includes the demolition of service level and elevated buildings, 112 minor stairs and four major stairways, removal of concrete elevated walkways, handicap elevator and shaft, as well as removal of signage
Naval Air Station Jacksonville:	Q1 2015	$700,000+	Demolition and abatement of Building 11 Asbestos abatement and demolition include 80,300 sf
Fort Benning:	Q1 2015	$1.1 Mil	Project scope of services includes asbestos abatement and demolition of three former dormitories.
Florida State University	Q1 2015	$800,000	Scope of services entails the demolition of two nine story structures that served as dormitories

Case Study: Corvias Military Housing

Project Details

Performance Dates: June 2015 through June 2018 Client: Department of Air Force Location: Eglin Air Force Base Project Value: Approximately $7,100,000	▪ Corvias Military Housing is currently privatizing military accommodations at Eglin Air Force Base and Hulbert Field. Their scope of services includes the removal of existing military housing units subsequent to the construction of new units. ▪ CES has executed master service agreements for both installations that include the asbestos removal and demolition. ▪ Current task order includes 81 units. ▪ Overall number of units expected is 1,170. This work will be phased over three years and our initial pricing totals $7,100,000.





Case Study: Fort Benning

Project Details

Performance Dates: June 2015 - Current

Client: All Phase Services

Location: Columbus, Georgia

Project Value: $1,100,000

- Scope entails dormitory demolition and asbestos abatement as well as the removal of universal waste, including PCB oil containing ballasts, florescent tubes, and mercury containing devices.

- The contract, along with CES practices requires recycling and reuse. In the case of these building, our forces will capture all the ferrous and non-ferrous metals and concrete. These items will be manifested for recycling.


WELCOME TO
FORT BENNING
U.S. ARMY





Case Study: DTE Power Plant

Project Details

Performance Dates: September 2014 - Current Client: Renu Asset Recovery Location: Marysville, Michigan Project Value: $3,500,00	▪ Project consists of asbestos removal from the entire plant. Much of the work was completed in the late fall and winter with temperature ranges between highs in the mid-thirties and lows in the negative digits. ▪ One point of interest related to the stacks is that the largest of them contain asbestos impregnated tar paper. CES is currently removing refractory brick and mortar to access the tar paper for abatement. The stacks are slightly less than 300 feet above grade and they reach 120 feet above the building roof.



Case Study: FDOT Parcel 106

Project Details

Performance Dates: April through December 2014

Client: Florida Department of Transportation

Location: Pompano Beach, Florida

Project Value: $1,485,000

- Scope of services included the design, permitting, demolition and subsequent construction of components at an existing warehouse. Permitting phase included complete architectural plans, detailed shoring plan, and a detailed geotechnical design for the retaining wall.
- Tasks included concrete removal at the dock height level, design and construction of a chemical grout secant wall, temporary wall construction, saw cutting and severing the building, demolition of a portion of the building, and construction of the temporary wall.
- Project duration was three months and project budget was $1,500,000.



Case Study: Florida State University

Project Details

Performance Dates: May 2015 through July 2015

Client: Culpepper Construction

Location: Jacksonville, Florida

Project Value: $800,000

- Scope includes the complete removal of two 9 Story dormitories.
- Buildings include basements, elevator shafts and penthouses.
- Demolition practices on these building will be to utilize a crane and wrecking ball to reduce them to the four story level. Subsequent to the buildings will be wrecked conventionally with specially equipped excavators.







Historical Revenues


Year End
Thousands
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
2011
2012
2013
2014

2015 Comparative Results

Consolidated Statements of Operations

Consolidated Statement of Operations (USD $)	3 Months Ended	
	Mar. 31, 2015	Mar. 31, 2014
Revenues	$3,523,357	$3,812,585
Cost of sales	2,850,038	3,160,075
Gross profit	673,319	652,510
General & administrative expenses	1,318,880	1,175,644
Net operating profit/ (loss)	(645,561)	(523,134)
Other expenses, net	(69,317)	(52,122)
Net profit/(loss) before income taxes	(421,672)	(160,746)
Income taxes		
Net profit/(loss) after income taxes	($714,878)	($575,256)
Earnings per share		
Basic and diluted	($0.015)	($0.012)
Shares used in computing earnings per share Basic and diluted	46,730,500	46,549,000

Financial & Company Highlights

- 31% revenue increase in 2014 versus 2013.
- Geographical expansion continues.
- Full year gross margins remain at 24%.

- Strengthened Management team including the addition of independent board members: Ms. Luisa Ingargiola and Earl Young.
- Completed Governance Review & Charters to strengthen independent Board of Directors.

- Retention of Investment Bank for Expansion Capital Raise

Focused on Achieving Sustained Profitability

Company Stewardship

Clyde A. Biston, Chairman and President

- Founded CES in 1988 and grew the business to be the largest environmental contracting, demolition and remediation firm in Florida
- 40 years experience in the general construction and asbestos abatement industry

John Tostanoski, Chief Executive Officer and Director

- Over 40 years of contracting and consulting experience in the environmental services industry
- Served as principal environmental consultant to several Fortune 500 companies

Sharon Rosenbauer, Chief Financial Officer and Treasurer

- Over 20 years of experience as lead accounting officer
- Designed current job costing system

James Everett , Chief Operating Officer

- Over 20 years of experience with a diverse background in infrastructure improvement and industrial construction
- Managed infrastructure improvement projects for NASA, USACOE, The Department of Navy, The Department of Army, among many others

Jeff Chartier, Director

- Over 30 years of experience in the financial industry
- His former positions include: Senior Vice President at Morgan Stanley, President of Green EnviroTech Holdings Corp., an innovative technology company, founder of Chartier Financial, a full-service retail brokerage firm, and public markets consultant

Multiple Field Superintendents and Supervisors with 15-20 years' experience

Growth Strategy

- Expand Regional Presence
  - New MRF Operations and additional satellite offices
- Broaden Geographic Footprint
  - Expand into contiguous states; currently licensed in 13 states
- Grow Government Business
  - Opportunity to significantly grow through GSA and Federal IDIQ opportunities
- Acquire Complementary Businesses
  - Acquisitions targeted to enhance footprint
  - Add strategic service offerings
  - Realize significant internal economies

CES

New Initiatives for 2015

- Upgrade existing Live Oak landfill to Class III
- Develop Transfer station in Duval county
- Potential Development of Transfer Station in St. Johns county

Benefits of Landfill

- Permitted and operating
- Favorable In-house disposal rates
- Ample room for additional expansion and added airspace
- Centrally located between Tallahassee, Jacksonville, Valdosta

CES

Duval County Recycling Facility Benefits

- Purchase trade off - remediation work in exchange for property with existing operational footprint
- Proximity to existing CES controlled landfill
- Rail spur on site
- Non-recyclable waste reduction
  - Shredding of materials for load efficiency
  - 100 yard bulk transport to Live Oak landfill
- Steel/Wood/Plastic recycling center
  - Resale of each recoverable from C&D waste stream
- Concrete recycling center
  - Process and re-sell crushed concrete

Benefits of St. Johns Recycling Site

- Permits pending
- Property under purchase contract
- Proximity to Republic landfill for ultimate disposal
- Room for other operations

INVESTOR PRESENTATION
APRIL 2015

THANK YOU